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                                                                 Exhibit 10.(g)

                                                   SECURITY AGREEMENT AND
                                        COLLATERAL ASSIGNMENT dated as of
                                        August 25, 1995 (the "Agreement"),
                                        among MAGNAVISION CORPORATION, a
                                        New Jersey corporation (the
                                        "MagnaVision") and UNIVERSITY
                                        CONNECTION, INC., a New Jersey
                                        corporation (together with
                                        MagnaVision collectively, the
                                        "Assignors"), and IBJS CAPITAL
                                        CORPORATION, a Delaware
                                        corporation, as Collateral Agent
                                        (the "Collateral Agent") for the
                                        Investors (as hereinafter defined).

                    Reference is made to the Securities Purchase Agreement dated as of the date hereof (as the same may, from time to time, be supplemented, modified or amended and in effect after the date hereof, the "Securities Purchase Agreement"), among MagnaVision, MagnaVision Corporation, a Delaware corporation and parent of MagnaVision and IBJS Capital Corporation, IBJ Schroder Bank & Trust Company and Koco Capital Company, L.P. (together with their succesors and assigns, the "Investors"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

                    In order (a) to induce the Investors to enter into the Securities Purchase Agreement and continue to provide other financial accommodations to the Obligors pursuant to, and subject to the terms and conditions of, the Securities Purchase Agreement and (b) to continue to secure the obligations of the Obligors under the Securities Purchase Agreement and other Transaction Documents, the Assignors have agreed to grant to the Collateral Agent, for the ratable benefit of the Investors, a security interest in all of the Assignors' right, title and interest under the License and the Cable Contracts and all equipment and inventory of the Assignors used in connection with the performance of their obligations thereunder, by entering into this Agreement (for the ratable benefit of the Investors).

                    ACCORDINGLY, the parties hereby agree as follows:


          1  Definitions.


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          (a) As used in this Agreement, the following terms shall have the following meanings:

                    "Accepted New Contract" shall mean any and all contracts entered into after the Closing Date between the Company or its Affiliate and a customer for the construction of a private cable system and provision of private cable services which is consented to in writing by the Required Investors.

                    "Assigned Contracts" shall mean all of the Assignors' right, title and interest in, to and under the License and the Cable Contracts.

                    "Cable Contracts" shall mean the existing private cable contracts entered into between the Assignors and the other parties thereto as set forth on Exhibit A attached hereto and any and all Accepted New Contracts.

                    "Collateral" shall mean all of the Assignors' Assigned Contracts, Equipment and Inventory, whether now existing or owned or hereafter arising or acquired and regardless of where located, including all products and proceeds thereof, and all amendments, assignments, modifications, replacements, additions, accessions and substitutions of or relating to the foregoing.

                    "Equipment" shall mean all of the equipment (as defined in the UCC) of the Assignors used in connection with the performance of their obligations pursuant to an Assigned Contract.

                    "Inventory" shall mean all of the inventory (as defined in the UCC) of the Assignors used in connection with the performance of their obligations pursuant to an Assigned Contract.

                    "License" shall mean the License Agreement, dated August 20, 1990, as amended on January 6, 1994, pursuant to the First Agreement of Amendment to License Agreement, between MagnaVision and the Department of Education, Archdiocese of New York.

                    "Obligations" shall mean the due and punctual payment of the principal of, premium, if any, and interest on the Notes and other monetary obligations under this Agreement and the performance of all other obligations of the Obligors to the Investors, howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now existing or hereafter arising under this Agreement or any other Transaction Document.

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                    "Obligors" shall have the meaning given to such term in
          the Securities Purchase Agreement.

                    "Security Interest" shall have the meaning set forth in
          Section 2 hereof.

                    "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York and the State of New Jersey; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Assigned Contracts is governed by the Uniform Commercial Code in effect in a jurisdiction other than New York or New Jersey, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          (a) Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC shall have the meanings given such terms in the UCC.

          (b) Capitalized terms used and not defined in this Agreement shall have the meanings given to such terms in the Securities Purchase Agreement.

          (c) The definitions in this Section 1 shall apply to the singular and plural forms of the terms defined. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

          (d) Unless otherwise specified, references in this Agreement to any Section are references to such Section in this Agreement and references in any Section or definition to any clause are references to such clause of such Section or definition.


          1 Grant of Security Interest.

                    In order to secure to the Collateral Agent, for the
          ratable benefit of the Investors, the full and punctual payment (whether at stated maturity, by acceleration or otherwise) and performance by the Obligors of all of the Obligations, the
          Assignors hereby pledge, assign, convey, hypothecate and transfer for security to the Collateral Agent, for the ratable benefit of the
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          Investors as hereinafter provided, and grant to the Collateral Agent, for the ratable benefit of the Investors as hereinafter provided, a continuing lien on and continuing first priority security interest (the "Security Interest") in, all of the Assignors' right, title and interest in, to and under the Collateral.


       1  Rights and Remedies Upon Default.

       2 If an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise all rights of a secured party under the UCC, and, in addition, the Collateral Agent may exercise the remedies set forth below, in the Securities Purchase Agreement or in any other Transaction Document, which remedies are cumulative and in addition to every other right or remedy available under applicable law: (i) the Collateral Agent may collect and retain all rents, payments, issues, profits, proceeds, revenues and income due or to become due under the Collateral and apply such amounts to the payment of the Obligations, all as the Collateral Agent in its sole discretion shall determine; (ii) the Collateral Agent may succeed to all of the right, title and interest of the Assignors in, to and under the Collateral and maintain the Collateral in full force and effect, with the Collateral Agent substituted for the Assignors therein, and in any such event all right, title and interest of the Assignors therein shall be extinguished and the Collateral Agent shall be entitled to collect and retain all rents, payments and other moneys paid or payable thereunder; and (iii) the Collateral Agent may sell at public or private sale, without appraisal, for such price as it may deem fair, any Collateral and all right, title and interest of the Assignors in, to and under such Collateral.

       3  Sale of the Collateral.

                           (i) If an Event of Default shall have occurred
               and be continuing, the Collateral Agent may, without being


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               required to give any notice (except as may otherwise be
               required by this Agreement or by applicable law), sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent or any Investor may be the purchaser of any or all of the Collateral so sold at any public sale, or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale. The Assignors will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer the Collateral so sold to the purchaser thereof. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any Lien or other claim or right of whatever kind, including any equity or right of redemption of the Assignors which may be waived, and the Assignors, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which they have or may have under any law now existing or hereafter enacted or adopted (as well as any rights to exoneration, subrogation or reimbursement arising at law, in equity or otherwise).

                           (ii) The Collateral Agent shall give the
               Assignors not less than ten (10) days' prior written notice of the time and place of any such sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market,

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               and the Assignors agree that such notice constitutes
               "reasonable notification" within the meaning of, and for all purposes of, the applicable provisions of the UCC. Any notice of such sale required by this Agreement shall, in case of a public sale, state the time and place fixed for such sale, and in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or separately, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold as permitted by and in accordance with this Agreement, including the application of proceeds as set forth in Section 3(e).

                           (iii) At any public sale, any Investor may bid for
               or purchase, free from any right of redemption, stay or appraisal on the part of the Assignors (all said rights being also hereby waived and released to the full extent permitted by applicable

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               law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Investor from the Assignors as a credit against the purchase price, and such Investor may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Assignors therefor. For purposes hereof, (i) the execution of a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Collateral Agent or the Investors shall be free to carry out such sale pursuant to such agreement and (iii) the Assignors shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.

        4 Other Rights. In addition to, and not in limitation of any rights or remedies of the Collateral Agent contained elsewhere in this Agreement, if an Event of Default shall have occurred and be continuing, the Collateral Agent may:

                           (i) require the Assignors to, and the Assignors
               agree that they will, at their expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in the Collateral Agent's opinion, reasonably convenient to the Collateral Agent, whether at the premises of the Assignors or otherwise; and

                           (ii) enter upon the premises of the Assignors or
               any of their consignees or any other place or places where the Collateral is located and kept through self-help,

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               without judicial process, without first obtaining a final
               judgment or giving the Assignors notice and opportunity for a hearing on the validity of the Collateral Agent's claim and without any obligation to pay rent to the Assignors and remove the Collateral therefrom to the premises of the Collateral Agent, for such time as the Collateral Agent may desire, in order to collect or liquidate the Collateral effectively.

       5 General Authority. Effective only upon the occurrence and during the continuance of an Event of Default, the Assignors hereby appoint the Collateral Agent as their true and lawful attorney, with full power of substitution, in the name of the Assignors or otherwise, for the sole use and benefit of the Collateral Agent, but at the expense of the Assignors, to exercise any power permitted by applicable law with respect to any Collateral, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right (but not the obligation), upon the occurrence and during the continuance of an Event of Default to:

                           (i) demand, sue for, collect, receive and give
               acquittance for any and all monies or property due or to become due on account or in exchange for any of the Collateral or by virtue of the Collateral;

                           (ii) settle, compromise, compound, prosecute or
               defend any action or proceeding with respect to or otherwise affecting the Collateral;

                           (iii) sell, transfer, assign or otherwise deal
               therein or therewith or the proceeds or avails of the Collateral, as fully and effectually as if the Collateral Agent were the absolute owner thereof;


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                           (iv) extend the time of payment of any or all
               accounts or other obligations owed to the Assignors and to make any allowance and other adjustments with reference thereto;

                           (v) open the Assignors' mail;

                           (vi) notify or direct the Assignors to notify any
               or all account debtors under the Collateral that the accounts have been assigned to the Collateral Agent, for the ratable benefit of the Investors, and that the Collateral Agent has a Security Interest therein (the Collateral Agent shall promptly furnish the Assignors with a copy of any such notice, and the Assignors hereby agree that any such notice, in the Collateral Agent's sole discretion, may be sent on the Assignors' stationery);

                           (vii) contact account debtors under the Collateral
               for any reason, including to direct or cause the Assignors to direct such account debtors to make all payments due from them to the Assignors upon the accounts directly to or as directed by the Collateral Agent;

                           (viii) prior to the disposition of the Collateral,
               use, operate and control the Collateral to preserve the Collateral or its value, store or transfer the Collateral without charge in or by means of any storage or transportation facility owned or leased by the Assignors, or process, repair or recondition the Collateral or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate;

                           (ix) use the information recorded on or contained
               in any data processing equipment and computer hardware and software relating to the accounts and other obligations owed to the Assignors under the Collateral to which the Assignors have access (subject to the

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               proprietary rights applicable to such computer hardware and software) and do any other act or thing necessary, in the Collateral Agent's sole discretion, to fulfill the Assignors' obligations to the Collateral Agent and the Investors under this Agreement, the other Transaction Documents or otherwise;

                           (x) make any payments and do any other acts
               which the Collateral Agent deems desirable to protect the Security Interest in the Collateral, including paying, purchasing, contesting or compromising any Lien which, in the judgment of the Collateral Agent, appears to be prior to or superior to the Security Interest, and to appear in and defend any action or proceeding purporting to affect the Security Interest and/or the value of the Collateral, and in exercising any such power or authority, to pay all reasonable expenses incurred in connection therewith, the Assignors' obligations with respect to the repayment thereof being secured under this Agreement; and

                           (xi) receive, endorse and collect all checks made
               payable to the order of the Assignors representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

        6 Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent in the following order of priorities:


                         FIRST, to payment of all reasonable costs
                    and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with its duties under this Agreement, including, but not limited to, all court costs and the

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                    reasonable fees and expenses of its agents and legal
                    counsel, the repayment of all advances made by the Collateral Agent hereunder on behalf of the Assignors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;


                         SECOND, to the payment in full of the Notes then
                    outstanding or, in the event such proceeds are insufficient to pay in full the Obligations, ratably to the Investors in proportion to the outstanding Notes;


                         THIRD, to the payment in full of the Obligations
                    or, in the event such proceeds are insufficient to pay in full the Obligations, ratably to the Investors in proportion to the outstanding Notes; and


                         FOURTH, to the Assignors, their successors and
                    assigns, or as a court of competent jurisdiction may otherwise direct.

          (a) License to Use General Intangibles. If an Event of Default shall have occurred and be continuing and for the purpose of enabling the Collateral Agent to exercise its rights and remedies under this Agreement at such time as the Collateral Agent shall be entitled to exercise such rights and remedies, the Assignors hereby grant to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Assignors), to use, assign, license or sublicense any of the Assignors' general intangibles (including Intellectual Property), now owned or existing or hereafter acquired or arising by or in the Assignors, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored. The proceeds from, or other realization upon, any such license shall constitute Collateral and shall be applied in the manner set forth in Section 3(e) above. No agreements hereafter acquired or agreed to or entered into by the Assignors shall prohibit, restrict or impair the rights granted under this Section.

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          (b) Deficiency. If the proceeds of the sale, collection or other realization of or upon all or part of the Collateral pursuant to the provisions of this Agreement are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Assignors shall remain liable for any deficiency.


          (c) Duration of Agreement; Release of Security.

                    This Agreement and the Security Interest shall (other than the provisions of Section 6(c), which shall survive the termination of this Agreement) terminate when (i) all of the Obligations have been fully and indefeasibly paid and performed or otherwise satisfied and (ii) the Investors have no further commitment to purchase Notes or perform any other obligations under the Securities Purchase Agreement or any other Transaction Document. The release of Collateral or reassignment of rights to the Assignors upon the termination of this Agreement shall be without recourse to or warranty by the Collateral Agent or any Investor and shall be made by the Collateral Agent at the expense of the Assignors. Upon the release of Collateral or reassignment of rights to the Assignors, the Collateral Agent will, at the expense of the Assignors, execute and deliver to the Assignors such documents as the Assignors shall reasonably request to evidence such release or reassignment.


          1 Assignors Remain Liable.

                    Anything contained in this Agreement to the contrary notwithstanding, (a) each of the Assignors shall remain solely liable to perform its duties and obligations under the Collateral as set forth therein to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights and remedies hereunder shall not release the Assignors from any of their duties or obligations under any Collateral, except to the extent that the exercise of such rights renders the performance of such duties or obligations by the Assignors impracticable under such Collateral, and (c) none of the Collateral Agent or the Investors shall have any obligation or liability under any Collateral by reason of this Agreement, and none of the Collateral Agent or the Investors shall be obligated in any manner to perform any of the obligations or duties of the Assignors thereunder or to take any action to collect or enforce any claim for payment assigned hereby, except to the extent that the Collateral Agent has expressly and affirmatively assumed the rights and the obligations and duties of the Assignors under such Collateral.

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          1 Security Interest Absolute.

                    All rights of the Collateral Agent hereunder, the grant of the Security Interest in the Collateral and all obligations of the Assignors hereunder shall be absolute and unconditional irrespective of (a) except to the extent not permitted to be waived under applicable law, any lack of validity or enforceability of the Obligations, the Securities Purchase Agreement or any other Transaction Document or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Securities Purchase Agreement or any other Transaction Document or any other agreement or instrument relating to any of the foregoing, (c) any failure by the Collateral Agent to take steps to perfect or maintain perfected its Security Interest in, or to preserve its rights to, any of the Collateral, (d) any exchange, release or non-perfection of any other Collateral for, or any release or amendment or waiver of or consent to or departure from any guaranty of, all or any of the Obligations, (e) any disallowance under Section 502 of the U.S. Bankruptcy Code of all or any portion of the claims of the Investors for repayment of the Obligations or (f) any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of, the Obligors with respect to the Obligations or of, the Assignors with respect to this Agreement, other than the indefeasible payment in full of all of the Obligations.


          1 No Waiver By Collateral Agent.

                    No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right or power under this Agreement, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.
          The rights and remedies of the Collateral Agent in this Agreement are cumulative and the exercise of any such right or pursuit of any such remedy shall not preclude the Collateral Agent from exercising or pursuing any other rights or remedies available to the Collateral Agent under this Agreement or at law or in equity. No notice to or demand on the Assignors in any case shall entitle the Assignors to any other or further notice or demand in similar or other circumstances.

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          1 Covenants.

                    The Assignors hereby agree that (a) the Assignors shall
          (i) on or before the Closing Date, cause the Department of Education, Archdiocese of New York to deliver to the Collateral Agent a letter agreement in substantially the form of Exhibit B or otherwise in form and substance acceptable to the Collateral Agent and (ii) as a condition to entering into any Cable Contract on and after the Closing Date, cause each other party to such Cable Contract to deliver to the Collateral Agent a letter agreement in substantially the form of Exhibit C or otherwise in form and substance acceptable to the Collateral Agent and (b) during the term of this Agreement, the Assignors shall
          (i) observe and perform all of their obligations under the Assigned Contracts, (ii) not amend, modify or otherwise supplement the Cable Contracts and Accepted New Contracts without the express written consent of the Collateral Agent and (iii) at the Collateral Agent's request cause the Assigned Contracts and any amendment or supplement thereto to be legended as follows:


                         "THIS CONTRACT IS SUBJECT TO A SECURITY INTEREST
                    HELD BY IBJS CAPITAL CORPORATION, ACTING AS COLLATERAL AGENT FOR THE INVESTORS' PARTIES TO THE SECURITIES PURCHASE AGREEMENT DATED AS OF AUGUST 25, 1995, AMONG IBJS CAPITAL CORPORATION, IBJ SCHRODER BANK & TRUST COMPANY, KOCO CAPITAL COMPANY, L.P. (THE "INVESTORS") AND MAGNAVISION CORPORATION AND MAGNAVISION CORPORATION.


          1 Notices.

                    All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be (a) delivered personally, (b) sent by nationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) sent by facsimile, in each case to such party at its address as follows:

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                     1.  if to the Assignors, to:


          MagnaVision Corporation

                          1725 Highway 35 South
                          Wall Township, New Jersey  07719
                          Attention:   Nicholas Mastrorilli, Sr.
                          Telephone:   (908) 449-1200
                          Telecopier:  (908) 974-1106

                          with a copy to:

                          Zimet, Haines, Friedman & Kaplan
                          460 Park Avenue
                          New York, New York  10022
                          Attention:  Stephen M. Fields, Esq.
                          Telephone:  (212) 486-1700
                          Telecopier: (212) 223-1151



                     1.  if to the Collateral Agent, to:

                          IBJS Capital Corporation,
                          as Collateral Agent
                          One State Street
                          New York, New York  10004
                          Attention:  Paul Echausse
                          Telephone:  (212) 858-2394
                          Telecopier: (212) 952-1629

                          with a copy to:

                          O'Sullivan Graev & Karabell, LLP
                          30 Rockefeller Plaza
                          New York, New York  10112
                          Attention:  Howard M. Bergtraum, Esq.
                          Telephone:  (212) 408-2400
                          Telecopier: (212) 408-2420



          Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (a) on the day of actual delivery in the case of personal delivery, (b) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (c) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (d) in the case of facsimile transmission, when sent, if sent on a Business Day, or, if not sent on a Business Day, on the next Business Day following the day sent. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.


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          1 Governing Law.

                    This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the laws and principles thereof which would direct the application of the laws of another jurisdiction.


          1         Successors and Assigns.

                    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not assignable by the Assignors. Any purported assignment by the Assignors inconsistent with this provision shall be null and void.


          1         Amendments and Waivers.

                    Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the Assignors and the Collateral Agent.


          1         Severability.

                    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.


          1         Headings.

                    Section headings used in this Agreement are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.


          1         Counterparts.

                    This Agreement may be executed in any number of identical counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.





                                    *   *   *   *

                    IN WITNESS WHEREOF, the parties hereto have caused this Collateral Assignment to be duly executed by their authorized officers, all as of the date first written above.





                                MAGNAVISION CORPORATION





                         By:________________________________
                                       Name:
                                       Title:


                              UNIVERSITY CONNECTION, INC.



                         By:________________________________
                                      Name:
                                      Title:


                              IBJS CAPITAL CORPORATION,
                                 as Collateral Agent
                                  for the Investors


                         By:________________________________
                                      Name:
                                      Title:

                                                                  EXHIBIT A

                          List of Existing Cable Contracts

           -------------------------------------------------------------
           |    Customer        |Date Agreement   |Parties to Agreement|
           |                    |    Signed       |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Seton Hall          |August 30, 1991  |University          |
           |University          |                 |Connection, Inc.    |
           |                    |                 |("University") and  |
           |400 South Orange    |                 |Seton Hall          |
           |Avenue              |                 |University          |
           |                    |                 |                    |
           |South Orange, NJ    |                 |                    |
           |07079               |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Fairleigh Dickinson |June 8, 1992     |Magnavision         |
           |University          |                 |Corporation and     |
           |                    |                 |Fairleigh Dickinson |
           |1000 River Road     |                 |Univ.               |
           |                    |                 |                    |
           |Teaneck, NJ 07666   |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Manhattanville      |May 4, 1992      |Magnavision         |
           |College             |                 |Corporation and     |
           |                    |                 |Manhattanville      |
           |2900 Purchase       |                 |College             |
           |Street              |                 |                    |
           |                    |                 |                    |
           |Purchase, NY  10577 |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Maritime College    |October 26, 1992 |Magnavision         |
           |                    |                 |Corporation and     |
           |Faculty Student     |                 |Maritime College    |
           |Association         |                 |                    |
           |                    |                 |                    |
           |Fort Schuyler, NY   |                 |                    |
           |10465               |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Wagner College      |January 11, 1993 |Magnavision         |
           |                    |                 |Corporation and     |
           |631 Howard Avenue   |                 |Wagner Colleg       |
           |                    |                 |                    |
           |Staten Island, NY   |                 |                    |
           |10301               |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------

           -------------------------------------------------------------
           |Greenhill Memorial  |March 25, 1994   |Magnavision         |
           |Center for Women    |                 |Corporation and     |
           |                    |                 |Greenhill Memorial  |
           |103 Pleasant Valley |                 |Center for Women    |
           |Way                 |                 |                    |
           |                    |                 |                    |
           |West Orange, NJ     |                 |                    |
           |07052               |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Sarah Frances       |February 21,     |Magnavision         |
           |Nursing Home        |1994             |Corporation and     |
           |                    |                 |Sarah Frances       |
           |                    |                 |Nursing Home        |
           |                    |                 |                    |
           |Powerville Road     |                 |                    |
           |                    |                 |                    |
           |Boonton, NJ  07005  |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Immaculata College  |March 9, 1994    |Magnavision         |
           |                    |                 |Corporation and     |
           |Immaculata, PA      |                 |Immaculata College  |
           |19345-0901          |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Georgian Court      |June 30, 1994    |Magnavision         |
           |College             |                 |Corporation and     |
           |                    |                 |Georgian Court      |
           |900 Lakewood Road   |                 |College             |
           |                    |                 |                    |
           |Lakewood, NJ 08701  |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Montclair State     |September 23,    |Magnavision         |
           |University          |1994             |Corporation and     |
           |                    |                 |Montclair State     |
           |Rohn Hall           |                 |University          |
           |                    |                 |                    |
           |Upper Montclair, NJ |                 |                    |
           |07043               |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Fordham University  |April 13, 1995   |Magnavision         |
           |                    |                 |Corporation and     |
           |441 East Fordham    |                 |Fordham University  |
           |Road                |                 |                    |
           |                    |                 |                    |
           |Bronx, NY  10458    |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Kean College        |April 28, 1995   |Magnavision         |
           |                    |                 |Corporation and Kean|
           |Morris Avenue       |                 |College             |
           |                    |                 |                    |
           |Union, NJ  07083    |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |Curry College       |March 23, 1995   |Magnavision         |
           |                    |                 |Corporation and     |
           |                    |                 |Curry College       |
           |                    |                 |                    |
           |1071 Blue Hill      |                 |                    |
           |Avenue              |                 |                    |
           |                    |                 |                    |
           |Milton, MA  02186   |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------

           -------------------------------------------------------------
           |Mount Olive College |March 8, 1995    |Magnavision         |
           |                    |                 |Corporation and     |
           |                    |                 |Mount Olive College |
           |634 Henderson       |                 |                    |
           |Street              |                 |                    |
           |                    |                 |                    |
           |Mount Olive, NC     |                 |                    |
           |28365               |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------
           |VA Medical Center   |April 5, 1995    |Magnavision         |
           |                    |                 |Corporation and VA  |
           |385 Tremont Avenue  |                 |Medical Center      |
           |                    |                 |                    |
           |East Orange, NJ     |                 |                    |
           |07018-1095          |                 |                    |
           |                    |                 |                    |
           -------------------------------------------------------------

                              Department of Education,
                               Archdiocese of New York


                                                          August 25, 1995

          IBJS Capital Corporation,
            as Collateral Agent
          One State Street
          New York, New York  10004

                     Consent to Assignment of License Agreement


          Gentlemen:

                      Reference is made to (i) the Collateral Assignment dated as of August 25, 1995 (as the same may, from time to time, be modified, supplemented or amended and in effect after the date hereof, the "Collateral Assignment"), among MagnaVision Corporation, a New Jersey corporation (the "Borrower"), University Connection, Inc., a New Jersey corporation and IBJS Capital Corporation, a Delaware corporation, as Collateral Agent for the Investors (as defined therein), and (ii) the License Agreement, dated August 20, 1990, as amended on January 6, 1994, pursuant to the First Agreement of Amendment to License Agreement (together with all exhibits and schedules thereto and all subsequent amendments, modifications and supplements thereof, the "License"), between us and the Borrower. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Collateral Assignment.

                      We understand that pursuant to the Collateral Assignment and certain other agreements entered into between the Borrower, the Collateral Agent and the Investors, the Borrower has granted to the Collateral Agent a Security Interest in all of the Borrower's right, title and interest in, to and under the License and Equipment, to secure the Obligations of the Obligors to the Investors under the Securities Purchase Agreement referred to in the Collateral Assignment. We also understand that under the terms of the Collateral Assignment, if an Event of Default has occurred and is continuing under the Securities Purchase Agreement, the Collateral Agent may, among other things, succeed to all of the

          Borrower's right, title and interest in, to and under the License and Equipment and thereafter collect and retain all rents, payments and other moneys paid or payable thereunder.

                      We recognize and acknowledge that the Borrower has assigned all of its rights to receive payments which may be due under the License to the Collateral Agent, and we hereby expressly agree to deliver any payments required to be made by us under the License to:


                            IBJ Schroder Bank & Trust Company, as agent for IBJS Capital Corporation,

          as Collateral Agent,
          Lockbox Address:



          MagnaVision Corporation
                            P.O. Box 21548
                            Newark, New Jersey  07101-4128

                      We consent to the terms and provisions of the Collateral Assignment and to the assignment by the Borrower to the Collateral Agent of all of the Borrower's right, title and interest in, to and under the License and Equipment. We also agree that (i) if an Event of Default occurs and is continuing under the Securities Purchase Agreement, we will continue to perform all of our obligations under the License and, following the Collateral Agent's delivery to us of notice thereof (the "Notice"), we will recognize the Collateral Agent as the lawful assignee of the Borrower thereunder and possessing all rights, it being understood that the Collateral Agent shall be liable for the Borrower's royalty payment obligations under Section 3.3 of the License, of the Borrower in, to and under the License and Equipment, (ii) we will forthwith provide the Collateral Agent with all notices and communications given to the Borrower under the License, (iii) we will not amend, modify or supplement the License without the prior written consent of the Collateral Agent, and (iv) if an Event of Default occurs and is continuing under the Securities Purchase Agreement and we have recognized the Collateral Agent as the lawful assignee of the Borrower under the License, we understand that it is the Collateral Agent's intention to transfer the license to a third party with our consent, such consent not to be unreasonably withheld, and, further, we will recognize any third party we have consented to as the lawful assignee of the Collateral Agent thereunder and possessing all rights and assuming all obligations of the Borrower in, to and under the License and Equipment following the Collateral Agent's delivery to us of notice thereof. Although the Borrower has assigned all of its right, title and interest in, to and under the License and Equipment to the Collateral Agent pursuant to the Collateral Assignment, we acknowledge that the Collateral Agent shall have no liability to us arising under the License, except to the extent that the Collateral Agent has expressly and in writing assumed such liability.

                      We hereby represent to you that in the event the Borrower delivers the sum of $900,277 to the escrow account pursuant to Section 7.1 of the License no later than September 5, 1995, the License will be in full force and effect and constitutes our valid and binding obligation, enforceable against us in accordance with its terms, that no default by us or by the Borrower thereunder both (1) has occurred and (2) is continuing and that the License has not been amended or otherwise modified except as may be described in the first paragraph hereof and except for the Collateral Assignment. We agree to promptly notify you in writing at your address above if the Borrower is in default in any respect under the License and to allow you 10 days to cure any such default, but acknowledge and agree that you are under no obligation to cure any such default except defaults under the royalty payment obligations of the License after the Notice has been delivered (as specified above). In addition, we agree not to set-off against or reduce in any way any payment payable to the Borrower under the License.

                                              Very truly yours,

                                              DEPARTMENT OF EDUCATION,
                                              ARCHDIOCESE OF NEW YORK





                                              By:______________________________
                                                 Name:
                                                 Title:

                                                                  EXHIBIT C

                          [Letterhead of Consenting Party]

                                                          [Date]



          IBJS CAPITAL CORPORATION,
            as Collateral Agent
            for the Investors
          One State Street
          New York, New York  10004


                     Consent to Assignment of [Name of Contract]


          Gentlemen:


                      Reference is made to (i) the Collateral Assignment dated as of August __, 1995 (as the same may, from time to time, be modified, supplemented or amended and in effect after the date hereof, the "Collateral Assignment"), among MagnaVision Corporation, a New Jersey corporation (the "Borrower"), and University Connection, Inc., a New Jersey corporation and IBJS Capital Corporation, a Delaware corporation, as Collateral Agent for the Investors (as defined therein) and (ii) the [Name of Contract] dated ____________, 199_ (together with all exhibits and schedules thereto and all amendments, modifications and supplements thereof, the "Contract"), between us and the Borrower. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Collateral Assignment.

                      We understand that pursuant to the Collateral Assignment and certain other agreements entered into between the Borrower and the Collateral Agent the Borrower has granted to the Collateral Agent a Security Interest in all of the Borrower's right, title and interest in, to and under its Cable Contracts, whether existing on the date of the Collateral Assignment or arising thereafter, including the Contract, to secure the Obligations of the Obligors to the Investors under the Securities Purchase Agreement referred to in the Collateral Assignment. We also understand that under the terms of the Collateral Assignment, if an Event of Default has occurred and is continuing under the Securities Purchase Agreement, the Collateral Agent may, among other things, succeed to all of the Borrower's right, title and interest in and to the Contract and thereafter collect and retain all rents, payments and other moneys paid or payable thereunder.

                      We recognize and acknowledge that the Borrower has assigned all of its rights to receive payments under the Contract to the Collateral Agent, and we hereby expressly agree to deliver all payments made by us under the Contract to:

                                                             IBJ Schroder Bank &
          Trust Company

                                                               as agent for IBJS
          Capital Corporation,

                                                            as Collateral Agent,
                                                            ABA No. [         ]
                                                            Collection Account,
           Account No. [          ],
                                                            Ref. MAGNAVISION
           CORPORATION


                      We consent to the terms and provisions of the Collateral Assignment and to the assignment by the Borrower to the Collateral Agent of all of the Borrower's right, title and interest in, to and under the Contract. We also agree that if an Event of Default occurs and is continuing under the Securities Purchase Agreement, we will continue to perform all of our obligations under the Contract and, following the Collateral Agent's delivery to us of notice thereof, we will recognize the Collateral Agent as the lawful assignee of the Borrower thereunder and possessing all rights of the Borrower in, to and under the Contract. Although the Borrower has assigned all of its right, title and interest in, to and under the Contract to the Collateral Agent pursuant to the Collateral Assignment, we acknowledge that the Collateral Agent shall have no liability to us arising under the Contract, except to the extent that the Collateral Agent has expressly and in writing assumed such liability.

                      We hereby represent to you that the Contract is in full force and effect and constitutes our valid and binding obligation, enforceable against us in accordance with its terms, that no default by us or by the Borrower thereunder has occurred and is continuing and that the Contract has not been amended or otherwise modified except as may be described in the first paragraph hereof and except for the Collateral Assignment. We agree to promptly notify you in writing at your address above if the Borrower is in default in any respect under the Contract and to allow you 10 days to cure any such default, but acknowledge and agree that you are under no obligation to cure any such default. In addition, we agree not to set-off against or reduce in any way any payment payable to the Borrower under the Contract.

                                              Very truly yours,


                                              [CONSENTING PARTY]

                                           By:________________________________
                                              Name:
                                              Title: